EXHIBIT 10.5

SECOND AMENDMENT TO

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

October 25, 2006

among

XTO ENERGY INC.,

as Borrower,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

BANK OF AMERICA, N.A.,

BNP PARIBAS,

CALYON NEW YORK BRANCH,

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

and

CITIBANK, N.A.,

HARRIS NESBITT FINANCING, INC.,

and

SUNTRUST BANK,

as Co-Documentation Agents

J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC,

as Co-Arrangers and Joint Bookrunners

SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this “Second Amendment”) dated as of October 25, 2006, is among XTO ENERGY INC., a Delaware corporation, as the Borrower; JPMORGAN CHASE BANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., and U.S. BANK NATIONAL ASSOCIATION, as Issuing Banks, and the Lenders party hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of April 1, 2005 (as amended by the First Amendment to 5-Year Revolving Credit Agreement dated as of March 10, 2006, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this 5-Year Revolving Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time.

(b) The following definition is hereby added where alphabetically appropriate to read as follows:

“Second Amendment” means the Second Amendment to 5-Year Revolving Credit Agreement dated as of October 25, 2006 among the Borrower and the Lenders party thereto.

2.2 Amendment to Section 4.02. Section 4.02 is hereby amended in its entirety to read as follows:

“Section 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Banks to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a) The representations and warranties of the Borrower set forth in this Agreement and of the Subsidiary Guarantors set forth in the Subsidiary Guaranties shall be true and correct on and as of the date of such Borrowing or the date of the issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.”

Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02(b) of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent shall have received from the Required Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.2 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly

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limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since December 31, 2005, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

XTO ENERGY INC.

By:	/s/ Brent W. Clum
Brent W. Clum
Vice President & Treasurer

Administrative Agent, Issuing Bank & Lender:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Robert Traband
Robert Traband
Vice President

Issuing Bank & Lender:	BANK OF AMERICA, N.A.

	By:	/s/ Ronald E. McKaig
Ronald E. McKaig
Senior Vice President

Lender:	BNP PARIBAS

	By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Director

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Vice President

Lender:	CALYON NEW YORK BRANCH

	By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

	By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Director

Lender:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Paul Pritchett
Paul Pritchett
Vice President

Lender:	CITIBANK, N.A.

	By:	/s/ James Reilly
James Reilly
Attorney-in-Fact

Lender:	HARRIS NESBITT FINANCING, INC.

	By:	/s/ James V. Ducote
James V. Ducote
Vice President

Lender:	SUNTRUST BANK

	By:	/s/ James M. Warren
James M. Warren
Managing Director

Lender:	ABN AMRO BANK N.V.

	By:	/s/ Jamie Conn
Jamie Conn
Managing Director

	By:	/s/ John Reed
John Reed
Director

Lender:	BARCLAYS BANK PLC

	By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

	By:	/s/ Vincent Wong
	Name:	Vincent Wong
	Title:	Vice President

Lender:	FORTIS CAPITAL CORP.

	By:	/s/ Michele Jones
Michele Jones
Senior Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

Lender:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ David Slye
	Name:	David Slye
	Title:	Vice President

Lender:	WELLS FARGO BANK, N.A.

	By:	/s/ Charles D. Kirkham
Charles D. Kirkham
Vice President

Lender:	THE BANK OF NEW YORK

	By:	/s/ Craig Anderson
Craig Anderson
Vice President

Lender:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. HOUSTON AGENCY

	By:	/s/ Kelton Glasscock
Kelton Glasscock
Vice President and Manager

Issuing Bank & Lender:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Mark E. Thompson
Mark E. Thompson
Vice President

Lender:	COMERICA BANK

	By:	/s/ Peter L. Sefzik
Peter L. Sefzik
Vice President

Lender:	UBS LOAN FINANCE LLC

	By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

	By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Lender:	KBC BANK, N.V.

By:
Name:
Title:

By:
Name:
Title:

Lender:	NATEXIS BANQUES POPULAIRES

	By:	/s/ Louis P. Laville, III
Louis P. Laville, III
Vice President & Manager

	By:	/s/ Daniel Payer
Daniel Payer
Vice President

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